SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

Filed by Registrant        [ x ]

Filed by a Party other than the Registrant  [   ]

Check the appropriate box:

[   ]  Preliminary Proxy Statement

[   ]  Confidential, for Use of the Commission Only
       (as permitted by Rule 14a-6(e)(2))

[ x ]  Definitive Proxy Statement

[   ]  Definitive Additional Materials

[   ]  Soliciting Material Pursuant to ss. 240.14A-11(c) or ss. 240.14a-12


                           PAR Technology Corporation
- --------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)


- --------------------------------------------------------------------------------
      (Name of Person(s) Filing Proxy Statement if other than Registrant)


Payment of Filing Fee (Check the appropriate box):

[x] $125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i)(2) or
       Item 22(a)(2) of Schedule 14A.

[ ] $500 per each party to the controversy pursuant to Exchange Act Rule
    14a-6(i)(3).

[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

    1)  Title  of  each  class  of  securities  to  which  transaction  applies:
        ________________________.

    2)  Aggregate   number  of   securities   to  which   transaction   applies:
        _______________________.

    3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
        _______________________.

    4)  Proposed      maximum      aggregate      value     of      transaction:
        _______________________.

    5)  Total fee paid: _______________________.

[x] Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee  is  offset as  provided  by  Exchange  Act
    Rule 0-11(a)(2) and identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

    1) Amount Previously Paid: __________________________.

    2) Form, Schedule or Registration Statement No.: ___________________.

    3) Filing Party: ___________________________________.

    4) Date  Filed:   ____________________________________.

- --------------------------------------------------------------------------------
Notice and Proxy Statement
Annual Meeting of Shareholders


[GRAPHIC - Company Logo]   PAR Technology Corporation
                           8383 Seneca Turnpike, New Hartford, NY  13413-4991


Notice of Annual Meeting of
Shareholders to be Held on
Tuesday, May 23, 1995
- --------------------------------------------------------------------------------

The Annual Meeting of Shareholders of PAR Technology Corporation (the "Company") is scheduled to be held at the main office of the Company at 8383 Seneca Turnpike, New Hartford, New York on May 23, 1995, at 4:00 PM, local prevailing time, for the purpose of considering and acting upon the following:

         1. To elect two Directors of the Company for a term of office to expire at the third succeeding Annual Meeting of Shareholders;

         2. To approve the PAR Technology Corporation 1995 Stock Option Plan;

         3. To ratify the selection of Price Waterhouse LLP as the independent accountants for the Company for the year 1995; and

         4. Such other business as may properly come before the Meeting.

Only holders of record of the Company's common stock at the close of business on April 14, 1995 will be entitled to vote at the Meeting.

Whether or not you plan to attend the Meeting, we suggest you complete the enclosed proxy card, and sign, date and return it promptly so your shares will be represented. Any person giving a proxy has the power to revoke it at any time before it is exercised and Shareholders of record who are present at the Meeting may withdraw their proxies and vote in person.

                                              By Order of the Board of Directors



                                              Gregory T. Cortese
                                              Secretary


New Hartford, New York
April 26, 1995


PLEASE COMPLETE, DATE, SIGN AND RETURN PROMPTLY THE ENCLOSED PROXY IN THE ACCOMPANYING ENVELOPE WHICH REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES.

- --------------------------------------------------------------------------------
[GRAPHIC - Company Logo]   PAR Technology Corporation
                           8383 Seneca Turnpike, New Hartford, NY  13413-4991

April 26,1995

PROXY STATEMENT
- --------------------------------------------------------------------------------

The enclosed proxy is solicited by the Board of Directors of PAR Technology Corporation (the "Company") for use at the Annual Meeting of Shareholders to be held at 4:00 PM, local prevailing time, on May 23, 1995, and at any adjournment thereof.

Please complete, sign, date and return the enclosed proxy. When proxies in the form enclosed are returned properly executed, the shares represented thereby will be voted in accordance with the directions of the Shareholder. When no direction has been given by the Shareholder, the proxy will be voted FOR the election of the Directors named below, FOR approval of the Company's 1995 Stock Option Plan and FOR the ratification of Price Waterhouse LLP as independent accountants for 1995. The proxy solicited hereby may be revoked at any time prior to its exercise by executing and returning a proxy bearing a later date, by giving written notice of revocation to the Secretary of the Company at the address set forth above, or by attending the Meeting and voting in person.

The cost of preparing and mailing this Notice and Proxy Statement and the enclosed proxy will be borne by the Company. In addition to the use of the mails, some of the officers, Directors and regular employees of the Company may solicit proxies in person, by telephone or telegraph and may solicit brokers and other persons holding shares beneficially owned by others to procure from the beneficial owners consents to the execution of proxies. The Company will reimburse such brokers and other persons their reasonable fees and expenses for sending solicitation material to principals and obtaining their instructions.

The Company's Annual Report to its Shareholders for the year ended December 31, 1994, including audited financial statements, accompanies this Proxy Statement. The approximate date on which this Proxy Statement and the accompanying form of proxy are first being sent or given to security holders is April 26, 1995.


              RECORD DATE, OUTSTANDING COMMON STOCK, VOTING RIGHTS


Only Shareholders of record at the close of business on April 14, 1995, will be entitled to vote at the Annual Meeting or any adjournments thereof. As of that date, there were 7,685,917 shares of the Company's common stock outstanding and entitled to vote. The holders of shares representing 3,842,960 votes, represented in person or by proxy, shall constitute a quorum to conduct business.

Each share of common stock entitles the holder thereof to one vote on all matters to come before the Meeting including the election of Directors.

A Shareholder may, with respect to the election of the two Directors (i) vote for the nominees named herein, or (ii) withhold authority to vote for either or both of such nominees. The election of directors requires a plurality of the votes cast. Accordingly, withholding authority to vote for a Director nominee will not prevent him or her from being elected.

A Shareholder may, with respect to the approval of the Company's 1995 Stock Option Plan and the ratification of the selection of Price Waterhouse LLP as independent accountants: (i) vote "FOR", (ii) vote "AGAINST" or (iii) "ABSTAIN" from voting. A majority of the votes cast by the holders of shares of capital stock present or represtented by proxy and entitled to vote thereon (a quorum being present) is required to approve the Company's 1995 Stock Option Plan and ratify the selection of independent accountants. A vote to abstain from voting on these proposals has the legal effect of a vote against the matter.

A proxy may indicate that all or a portion of the shares represented by such proxy are not being voted with respect to a particular matter. This could occur, for example, when a broker or bank is not permitted to vote stock held in street name on certain matters in the absence of instructions from the beneficial owner of the stock. These "non-voted shares" will be considered shares not present and entitled to vote on such matters, although such shares may be considered present and entitled to vote for other purposes and will count for purposes of determining the presence of a quorum. Non-voted shares will not affect the determination of the outcome of the vote on either proposal to be decided at the meeting.



                             ELECTION OF DIRECTORS

The Company's Certificate of Incorporation provides that there shall be three classes of Directors of as nearly equal size as possible, with the initial term of office of the first class having expired at the 1993 Annual Meeting of Shareholders, the initial term of office of the second class having expired at the 1994 Annual Meeting of Shareholders and the initial term of office of the third class to expire at the 1995 Annual Meeting of Shareholders. The successors of the class of Directors whose term expires at each of the aforesaid annual Shareholder meetings shall be elected for a term of office to expire at the third succeeding Annual Meeting of Shareholders after their election, with the Directors to hold office until their respective successor shall have been duly elected and qualified. The class of Directors which was elected to hold office until the 1995 Annual Meeting of Shareholders consists of two Directors. Therefore, at this meeting, two Directors will be elected for a three year term expiring at the 1998 Annual Meeting. Unless a contrary direction is indicated, shares represented by valid proxies in the accompanying form will be voted FOR the election of the nominees named below. The nominees for Directors named below are currently members of the Board.

The Board of Directors has no reason to believe that the nominees will be unable or unwilling to serve if elected. In the event that either or both nominees named below shall become unable or unwilling to accept nomination or election as a Director, it is intended that such shares will be voted, by the persons named in the enclosed proxy, for the election of the substitute nominee(s) selected by the Board, unless the Board should determine to reduce the number of Directors pursuant to the By-Laws of the Company.

The names of each of the Directors and the nominees, their ages as of April 26, 1995, the year each first became a Director, their principal occupations during at least the past five years, other Directorships held by each as of the date hereof and certain other biographical information are as set forth below by class, in order of the next class to stand for election.



                NOMINEES FOR ELECTION TO THE BOARD OF DIRECTORS

         For a Term Expiring at the 1998 Annual Meeting of Shareholders
- --------------------------------------------------------------------------------

DR. JOHN W. SAMMON, JR.                      Chairman of the Board and President

Dr. Sammon, age 56, is the founder of the Company and has been the President and a Director since its incorporation in 1968. He was elected Chairman of the Board in 1983. Dr. Sammon also currently holds various positions with one or more subsidiaries of the Company.


MR. CHARLES A. CONSTANTINO                              Executive Vice President

Mr. Constantino, age 55, has been a Director of the Company since 1968 and has been Executive Vice President since 1974. He also holds various positions with one or more subsidiaries of the Company. Mr. Constantino is also a member of the Board of Trustees for St. John Fisher College.



             MEMBERS OF THE BOARD OF DIRECTORS CONTINUING IN OFFICE

            Term Expiring at the 1996 Annual Meeting of Shareholders
- --------------------------------------------------------------------------------

DR. JAMES C. CASTLE                             Chairman and CEO
                                                US Computer Services Corporation

Dr. Castle, age 58, was appointed a Director of the Company as of December 1, 1989. He has been Chairman and CEO of US Computer Services Corporation since August 1992. From August 1991 until assuming his current position with US Computer Services Corporation, Dr. Castle was President, Office of the Chief Executive of Teradata Corporation. Prior to that he was Chairman from May 9, 1989 and President, Chief Executive Officer and Director from October 1987 of Infotron Systems Corporation. From December 1984 until October 1987, Dr. Castle was President of TBG Information Systems Inc., a provider of information and automation products and services, and a member of the Board of Management of its parent company, TBG, N.V. He currently also serves as a Director of Digital Sound Corporation, Leasing Solutions, Inc., and ADC Telecommunications, Inc.


            Term Expiring at the 1997 Annual Meeting of Shareholders
- --------------------------------------------------------------------------------

MR. SANGWOO AHN                                     Partner
                                                    Morgan Lewis Githens and Ahn
                                                    Investment Bankers

Mr. Ahn, age 56, is one of the founders of the investment banking firm of Morgan Lewis Githens and Ahn. He has held the above position since 1982. Prior to his present position he served from 1976 as the Managing Director of the investment banking firm of Warburg, Paribas, Becker, Inc. Mr. Ahn is also a Director of Quaker Fabric Corp., Broadcasting Partners, Inc., Haynes International, Inc., Kaneb Services Inc., Kaneb Pipe Line Partners, L.P., ITI Technologies, Inc. and Stuart Entertainment, Inc. Mr. Ahn has been a Director of the Company since March 1986.


MR. J. WHITNEY HANEY                                President
                                                    PAR Microsystems Corporation

Mr. Haney, age 60, joined PAR Microsystems Corporation as a full time employee on February 1, 1988. Mr. Haney had been a Director of PAR Microsystems since September 1, 1987. On April 1, 1988, Mr. Haney assumed the position of President of PAR Microsystems and was appointed a Director of the Company. Prior to joining the Company, Mr. Haney was Vice President of Engineering - Scientific Business Unit at Xerox Corporation.



Board of Directors and Committees

The business of the Company is under the general direction of the Board as provided by the By-Laws of the Company and the laws of Delaware, the state of incorporation. The Board met seven times during the fiscal year ended December 31, 1994. All members of the Board attended more than 75% of the total number of meetings of the Board and Board committees on which they served. The Board has three standing committees: Executive, Audit and Compensation.

The Executive Committee, is composed of three Directors, Dr. Sammon (Chairman), Charles A. Constantino and Sangwoo Ahn, and met three times in 1994. The Executive Committee meets when required on short notice during intervals between meetings of the Board and has authority to exercise all of the powers of the Board in the management and direction of the business and affairs of the Corporation in all cases in which specific directions shall not have been given by the Board and subject to the limitations of the General Corporation Law of the State of Delaware.

The Audit Committee consists of two Directors, Mr. Ahn (Chairman) and Dr. Castle, and met twice in 1994. The Audit Committee recommends the appointment of the independent auditors, consults with the independent auditors on the plan of audit, reviews the activities and reports of the independent auditors and reports the results of such to the Board, and reviews and makes recommendations concerning internal accounting controls.

The Compensation Committee is composed of three Directors, Mr. Ahn (Chairman), Dr. Sammon and Mr. Constantino. The Compensation Committee met twice in 1994. The Committee, which meets as required, reviews and establishes the compensation of the executive officers and other principal officers of the Company and its subsidiaries. The salaries and other compensation of any executive officers who are members of the Compensation Committee are subject to approval by the Board. The committee also reviews and recommends to the Board compensation for outside Directors for service on the Board and committees of the Board, administers the key employee incentive compensation program, makes recommendations to the Stock Option Committee for stock option awards and recommends to the Board changes in the Company's incentive plans. The Report of the Compensation Committee set forth below describes the responsibilities of this committee, and discloses the basis for the compensation of the Chief Executive Officer, including the factors and criteria upon which that compensation was based; compensation policies applicable to the Company's executive officers; and the specific relationship of corporate performance to executive compensation for 1994.


Compensation of Directors

Directors who are employees of the Company are not separately compensated for serving on the Board. All other Directors receive annual retainers of $10,000 for membership on the Board and an attendance fee of $1,000 per day for attendance at Board meetings and any Committee meetings held on the same day and $500 per day, prorated accordingly, for Committee meetings held on days other than Board meeting days. All Directors are also reimbursed for all reasonable expenses incurred in attending meetings. In addition, for serving on the Board, each non-employee Director receives an initial Nonqualified Stock Option to purchase 5,000 shares of the Company's common stock at an exercise price equal to 80% of the fair market value of the stock on the date of grant vesting 20% per year over five years. Upon expiration of such 5 year period, such non-employee Directors may be granted additional Nonqualified Stock Options under the then existing stock option plan. On November 30, 1994 Directors Ahn and Castle were each granted 12,500 Nonqualified Stock Options (at an exercise price of $6.50 per share) under the Company's 1984 Stock Option Plan. The fair market value of the Company's common stock on November 30, 1994 was $6.50. These Options vest 20% per year over 5 years.


Section 16

Section 16(a) of the Securities Exchange Act of 1934 requires the Company's officers and Directors, and persons who own more than 10% of a registered class of the Company's equity securities, to file reports of ownership and changes in ownership with the Securities Exchange Commission, the New York Stock Exchange and the Company. To the Company's knowledge, based solely on its review of the copies of such reports received by the Company and written representations from certain reporting persons that they were not required to file Form 5's, the Company believes that during 1994 all filing requirements were met except for the following: due to administrative error, there was a failure to file on a timely basis Form 5, Annual Statement of Changes in Beneficial Ownership, on behalf of Director Ahn and Director Castle relative to the receipt on November 30, 1994 of Nonqualified Stock Options from the Company. Upon discovery of the omissions, such Form 5's were immediately filed.


         SECURITY OWNERSHIP OF MANAGEMENT AND CERTAIN BENEFICIAL OWNERS

The following table sets forth certain information regarding the ownership of the Company's common stock as of March 31, 1995, by each Director, by each of the Executive Officers named in the Summary Compensation Table below, by all Directors and Executive Officers as a group, and by Other Beneficial Owners.

                                                     Amount and Nature of
Name of Beneficial Owner or Group                    Beneficial Ownership (1)             Percent of Class
- ---------------------------------                    ------------------------             ----------------
   Dr. John W. Sammon, Jr. ...................              4,100,200  (2) (3)                   53.35%
   Charles A. Constantino.....................                591,110  (4)                        7.69%
   J. Whitney Haney...........................                252,200  (5)                        3.18%
   Sangwoo Ahn................................                 51,000  (6)                          *
   Albert Lane, Jr. ..........................                 22,400  (7)                          *
   Dr. John R. Retelle, Jr. ..................                 10,050  (8)                          *
   Dr. James C. Castle .......................                 10,000  (9)                          *
   All Directors and Executive Officers
   as a Group (8 persons).....................              5,058,965                            63.05%

Other Principal Beneficial Owners

   Deanna D. Sammon ..........................                943,875  (10) (11)                 12.28%

- ------------------------
*Represents less than 1%

 (1) Except as otherwise noted, each individual has sole voting and investment power with respect to all shares.

 (2) Does not include 785,700 shares beneficially owned, or the 158,175 shares held as custodian by Dr. Sammon's wife, Deanna D. Sammon. Dr. Sammon disclaims beneficial ownership of such shares.

 (3) Includes 77,700 held by Dr. Sammon as trustee for the benefit of his daughter under a trust agreement dated July 5, 1983.

 (4) Does not include 13,800 shares owned by Mr. Constantino's wife, Elaine Constantino. Mr. Constantino disclaims beneficial ownership of such shares.

 (5) Includes 249,700 shares which Mr. Haney has or will have the right to acquire pursuant to the Company's stock option plans as of May 30, 1995.

 (6) Includes 30,000 shares which Mr. Ahn has the right to acquire pursuant to the Company's stock option plans as of May 30, 1995.

 (7) Represents shares Mr. Lane has or will have the right to acquire pursuant to the Company's stock option plans as of May 30, 1995.

 (8) Represents shares Dr. Retelle has or will have the right to acquire pursuant to the Company's stock option plans as of May 30, 1995.

 (9) Includes 5,000 shares which Dr. Castle has or will have the right to acquire pursuant to the Company's stock option plans as of May 30, 1995.

(10)  Includes 158,175 shares held by Mrs. Sammon as custodian for her children.

(11) Does not include 4,100,200 shares beneficially owned by Mrs. Sammon's husband, Dr. John Sammon, Jr. Mrs. Sammon disclaims beneficial ownership of such shares.

The address for Dr. John W. Sammon, Jr., Deanna D. Sammon and Charles A. Constantino is c/o PAR Technology Corporation, PAR Technology Park, 8383 Seneca Turnpike, New Hartford, NY 13413-4991.

By virtue of his ownership interest, Dr. Sammon may be considered in control of the Company. The holders of common stock do not have cumulative voting rights in the election of Directors. Consequently, Dr. Sammon has sufficient votes to elect all Directors of the Company.



                             EXECUTIVE COMPENSATION

The following table sets forth information concerning compensation for each of 1994, 1993 and 1992 awarded to, earned by, or paid to the Chief Executive Officer and the four most highly compensated Executive Officers of the Company other than the Chief Executive Officer.


                           SUMMARY COMPENSATION TABLE

                                                                             Long Term Compensation
                                  --------------------------------------------------------------------------------------
                                        Annual Compensation                     Awards             Payouts
                                  --------------------------------------------------------------------------------------
                                                           Other                      Securities
                                                           Annual       Restricted    Underlying               All Other
                                                           Compen-      Stock         Options/      LTIP       Compen-
Name and                                       Bonus       sation       Award(s)      SAR's (#)     Payouts    sation
Principal Position       Year     Salary        (1)        ($)          ($)              (2)          ($)      ($)  (3)
- ------------------       ----     ---------------------------------------------------------------------------------------
Dr. John W. Sammon, Jr.  1994    $  192,856  $  110,030      -0-        -0-              -0-         -0-       $  7,172
Chairman of the Board,   1993    $  185,302  $   57,309      -0-        -0-              -0-         -0-       $  8,969
President and Director   1992    $  183,083       -0-        -0-        -0-              -0-         -0-       $  7,789

Charles A. Constantino   1994    $  166,815  $   81,803      -0-        -0-              -0-         -0-       $  7,172
Executive Vice           1993    $  152,968  $   39,978      -0-        -0-              -0-         -0-       $  8,033
President and Director   1992    $  151,184  $   15,628      -0-        -0-              -0-         -0-       $  8,109

J. Whitney Haney         1994    $  169,189  $   89,583      -0-        -0-              -0-         -0-       $  7,172
President,               1993    $  162,103  $   35,235      -0-        -0-              -0-         -0-       $  8,768
PAR Microsystems         1992    $  160,319  $    8,070   $ 32,722      -0-            358,500       -0-       $ 63,992
Corporation

Albert Lane, Jr.         1994    $  132,600  $   81,102      -0-        -0-              -0-         -0-       $  7,172
President, Rome          1993    $  118,000  $   53,597      -0-        -0-             21,300       -0-       $  7,206
Research Corporation     1992    $  111,302  $   16,361      -0-        -0-             13,700       -0-       $  5,748

Dr. John P. Retelle, Jr. 1994    $  115,000  $   34,898      -0-        -0-              5,000       -0-       $    856
President,               1993    $   53,865  $   18,495      -0-        -0-             25,000       -0-          -0-
PAR Government Systems   1992         NA          NA         NA         NA                NA         NA           NA
Corporation

- --------------------
(1) Cash bonus awards earned in the respective fiscal year.

(2) Represents stock options granted under the Company's 1984 Stock option Plan.

(3) For 1994 and 1993, the All Other Compensation column consists only of Company contributions to the employees Profit Sharing component of the Company's Retirement Plan.

In December 1991, PAR Microsystems Corporation granted Mr. Haney a loan for $60,000 with interest at the prime rate, adjusted monthly, which is due on January 2, 1997. In January 1992, PAR Microsystems Corporation granted Mr. Haney an additional loan which totaled $540,000 with interest at the prime rate, adjusted monthly, with is also due on January 2, 1997. The principal amount of such notes, $600,000, is secured by a Deed to Secure Debt on real estate owned by Mr. Haney and his wife. As of March 31, 1995 the total principal and interest outstanding on such loans was $741,840.

In 1994, Rome Research Corporation granted Mr. Constantino loans aggregating $350,000 with interest at the prime rate. In 1994, $50,000 was repaid to Rome Research Corporation on these loans. In 1995, Rome Research Corporation granted Mr. Constantino additional loans totaling $50,000 with interest at the prime rate. These loans and the interest thereon are due on December 31,1995 and are secured by a Collateral Security Mortgage on real estate owned by Mr. Constantino and his wife. As of March 31, 1995 the total principal and interest outstanding on such loans was $376,811.

The policies and practices of the Corporation pursuant to which the compensation set forth in the Summary Compensation Table was paid or awarded is described under "Compensation Committee Report" set forth elsewhere in this proxy statement.


                   Options/SAR's Granted in Last Fiscal Year


The following table shows all grants of stock options to the Executive Officers named in the Summary Compensation Table during 1994. There were no stock appreciation rights ("SAR's") granted in 1994.

                                                                                       Potential Realizable Value
                                    Number of     % of Total                           at Assumed Annual Rates of
                                    Securities    Options                              Stock Price Appreciation
                                    Underlying    Granted to    Exercise               for Option Term
                                    Options/      Employees     or Base                ---------------------------
                                    SAR's         in Fiscal     Price      Expiration
        Name                        Granted       Year          ($/Share)  Date (1)       5% ( 2)         10% (2)
- ------------------------------------------------------------------------------------------------------------------
Dr. John P. Retelle, Jr.             5,000 (3)     6.9%         $6.63       06-30-04    $    20,832    $    52,793

All Common Shareholders (4)             NA          NA             NA        NA         $31,833,357    $80,672,530

- ------------------------
(1) Options expire on the tenth anniversary of the date of its grant. If the holder of an Option ceases, other than by reason of death or retirement, to be employed by the Company or any subsidiary, such Option shall terminate on the earlier of the specified expiration date or three months from the termination date. In the case of death or retirement, such Option shall terminate on the earlier of the specified expiration date or the first anniversary of such death or retirement.

(2) The dollar amounts in these columns are the result of calculations at the 5% and 10% rates set by the Securities and Exchange Commission ("SEC") and are not intended to forecast future appreciation of the Company's stock. As an alternative to the assumed potential realizable values stated in 5% and 10% columns, SEC rules would permit stating the present value of such Options at the date of grant. Methods of computing present value suggested by different authorities can produce significantly different results. Moreover, since stock Options granted by the Company are not transferable, there is no objective criteria by which any comparison of present value can be verified. Consequently, the Company's management does not believe there is a reliable method of computing the present value of such stock options.

(3) These stock options were granted on June 30, 1994. The fair market value of the Company's common stock on June 30, 1994 was $6.63. These Options vest as follows: 20% on December 31, 1994 and 5% each quarter thereafter.

(4) All common Shareholders are shown for comparison purposes only. The Potential Realizable Value to all Shareholders is based on 7,643,063 shares outstanding on June 30, 1994, the closing stock price of $6.63 on that date, a ten year term, and the stock price of the Company's stock increasing at the assumed annual rates shown in the table, all of which conform to the regular stock option awards made to executives on that date. There can be no assurance that the Company's stock will perform at the assumed annual rates shown in the table. The Company will neither make nor endorse any predictions as to future stock performance.

         Aggregated Option Exercises in 1994 and Year-End Option Values

The table which follows sets forth information concerning exercises of stock options during 1994 by each of the Executive Officers named in the Summary Compensation Table and the value of his unexercised Options as of December 31, 1994 based on a fair market value of $6.69 per share of the Company's common stock on such date:

                                                                                     Value of Unexercised
                                                      Number of Unexercised          in-the-Money
                                                      Options at 12/31/94            Options at 12/31/94 (2)
                         Acquired       Value 1)
       Name              on Exercise    Realized     Exercisable  Unexercisable    Exercisable  Unexercisable
- -------------------------------------------------------------------------------------------------------------
Dr. John W. Sammon, Jr.  -----          -----        -----           -----          -----            -----

Charles A. Constantino   -----          -----        -----           -----          -----            -----

J. Whitney Haney         -----          -----        230,900         117,600       $   851,444     $   433,650

Dr. John P. Retelle        1,600 (3)   $  6,608        7,300          21,100       $     7,763     $    24,667

Albert Lane, Jr.           5,000 (3)   $ 28,190       24,500          16,500       $    60,723     $    46,999

- ------------------
(1) The value realized equals the aggregate amount of the excess of the fair market value on the date of exercise (the average of the high and low prices of the Company's common stock as reported in the Wall Street Journal for the exercise date) over the relevant exercise price(s).

(2) The value is calculated based on the aggregate amount of the excess of $6.69 (the fair market value of the Company's common stock on 12/31/94) over the relevant exercise price(s).

(3) Shares were acquired and sold the same day.

                         COMPENSATION COMMITTEE REPORT

Pursuant to its responsibilities, the Compensation Committee of the Board of Directors (the "Committee") performs annual reviews of the performance and contribution of the Company's executive officers against annual and long term commitments and objectives to determine the nature and extent of executive compensation actions. Decisions of the Committee relative to the compensation of employee committee members (Dr. Sammon and Mr. Constantino) are subject to review and approval by a majority of the disinterested members of the Board.

General Compensation Policy

PAR's executive compensation program is designed to attract, motivate, reward and retain the management talent essential to achieving PAR's business objectives and maintaining its position of leadership in the industry. Compensation for PAR's executive officers in 1994 is consistent with the three fundamental principles of the executive compensation program:

       o Executive   compensation   must  be  tied  to  the  Company's   general
         performance and achievement of financial and strategic goals;

       o Executive compensation opportunities should be competitive with those provided by other leading high technology companies of comparable size; and

       o Provide incentives that align the long-term financial interests of the Company's executives with those of its Shareholders.


Elements of Executive Compensation

To meet its policy objectives for executive compensation, the Company's executive compensation program consists of Base Salary, Incentive Compensation and Stock Options.

Base Salary. The Committee reviewed and set the annual base salary of the executive officers for fiscal 1994. In setting annual base salaries, the Committee considered the salaries of relative executives in similar positions in the industry from its most recent contracted survey, the level and scope of responsibility, experience and performance of the executive, financial performance of the Company and overall general economic factors. The Committee believes that the companies with whom the Company competes for compensation purposes are not necessarily the same companies with which shareholder cumulative returns are compared. The peer groups used in the Performance Graph below include the Standard & Poor's 500 Stock Index and those computer hardware companies deemed most comparable to the Company's businesses for measuring stock performance. An objective of the Committee is to administer the salary for each executive management position within a range with a midpoint near the average midpoint for comparable positions at companies of similar size, line of business and geographic area. In implementing its compensation policies, the Committee also considers the individual experience and performance of the executive, the performance of the organization over which the executive has responsibility, the performance of the Company and general economic conditions. The Committee gives such weight to each factor as it deems appropriate.

Incentive Compensation. PAR's executive officers participate with other key employees in the Key Employee Incentive Compensation Program. Adopted in 1985, this program provides compensation calculated on annual business unit performance and overall corporate performance compared to predetermined financial goals. Under this program, key employees are eligible to receive an annual incentive cash bonus based on the performance of the Company and the appropriate business unit as measured against pre-established financial objectives which include measurements of earnings per share, revenue, and cash flow. Performance attainment of no less than 75% and up to 200% of the targeted objective will entitle the participant to receive a proportionally calculated incentive bonus. For 1994, the maximum possible incentive bonuses for achievement of 100% performance was dependent upon the participant's organizational level and ranged from 25% to 35% of the participant's base salary.

Stock Options. In furtherance of the objective of providing long-term financial incentives that relate to improvement in long-term Shareholder value, the Company awards stock options to its key employees (including executive officers) under its stock option plans ("Option Plans"). Stock options ("Options") granted under the Option Plans may be either Incentive Stock Options as defined by the Internal Revenue Code ("Incentive Stock Options") or Options which are not Incentive Stock Options ("Nonqualified Stock Options"). The Option Plans are administered by the Stock Option Committee of the Board of Directors. Upon review of recommendations from the Compensation Committee, the Stock Option Committee from time to time determines the key employees of the Company and its subsidiaries who shall be granted Options, the type of Options to be granted, the terms of the grant and the number of shares to be subject thereto. Option grants become exercisable no less than six months after the grant and typically expire ten years after the date of the grant. Option grants are discretionary and are reflective of the value of the recipients' position as well as the current performance and continuing contribution of that individual to the Company.


CEO Compensation for Fiscal 1994

The Committee based the 1994 compensation of the Chief Executive Officer on the policies and practices described above. In 1994, Dr. Sammon received salary compensation of $192,856, an increase of 4% over his 1993 salary and earned an Incentive Compensation bonus payment of $110,030. The Incentive Compensation award was based on the Company's performance to pre-established objectives for profit before tax, revenue, inventory turns and accounts receivable collection cycle with each objective carrying a pre-established weight. Dr. Sammon, the Company's founder, became a shareholder before the Company became publicly-owned and has not, to date, been granted options under the Company's Stock Option Plans in view of his already existing substantial interest in maximizing the value of the Company's common stock.


                                                         Compensation Committee

                                                         Sangwoo Ahn, Chairman
                                                         Dr. John W. Sammon, Jr.
                                                         Charles A. Constantino



Notwithstanding anything to the contrary set forth in any of the Company's previous filings under the Securities Act of 1933 or the Securities Exchange Act of 1934 that might incorporate by reference this proxy statement, in whole or in part, the above Compensation Committee Report and the Performance Graph set forth below shall not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 (the "1933 Act") or the Securities Exchange Act of 1934 (the "1934 Act"), except to the extent the Company specifically incorporates them by reference into a filing under the 1933 Act or the 1934 Act nor shall such Compensation Committee Report or Performance Graph be deemed to be "soliciting material" or to be "filed" with the Securities and Exchange Commission or subject to Regulation 14A or 14C under the 1934 Act or to the liabilities of Section 18 of the 1934 Act, except to the extent that the Company specifically incorporates them by reference into a filing under the 1933 Act or the 1934 Act. As of the date of this proxy statement, the Company has made no such incorporation by reference or request.


Compensation Committee Interlocks and Insider Participation

Dr. John W. Sammon, Jr., Chairman of the Board and President of the Company and Mr. Charles A. Constantino, Executive Vice President of the Company serve as members of the Compensation Committee.

                               PERFORMANCE GRAPH

The following Performance Graph shows the changes over the past five year period (1990 through 1994) in the value of $100 invested in: (1) the Company's common stock, (2) the Standard & Poor's 500 Index, and (3) the common stock of the Computer Hardware Listed Industry Group (companies with SIC codes of 3571 and
3575) whose returns are weighted according to their respective market capitalizations. The closing price of the Company's stock on December 31, 1989 was $5.13 and an investment of $100 would have acquired 19.5 shares of the Company. On December 31, 1994 the Company's stock price closed at $6.63 making the value of the originally acquired 19.5 shares $129.

The following companies are included in Computer Hardware Listed Industry Group:
Amdahl Corporation, Atari Corporation, Ceridian Corporation, Commodore International Limited, Compaq Computer Corporation, Convex Computer Corporation, Cray Research Inc., Datapoint Corporation, Intelligent Systems Corporation, NBI Corporation, PAR Technology Corporation, Silicon Graphics Inc., Stratus Computer Inc., Sulcus Computer Corporation, Tandem Computers Incorporated, and Tandy Corporation.

The year-end values of each investment are based on share price appreciation and the reinvestment of dividends.





[GRAPHIC - Performance Chart - points plotted as numbers below]





                           12/31/89     12/31/90     12/31/91     12/31/92      12/31/93     12/31/94
                           --------     --------     --------     --------      --------      -------
     PTC                      100          51            51           120          146          129
     PEER GROUP               100          87            79           87           118          159
     S&P 500                  100          97            126          136          150          152

       APPROVAL OF THE PAR TECHNOLOGY CORPORATION 1995 STOCK OPTION PLAN

The Company's 1995 Stock Option Plan (the "Plan") was adopted by the Board of Directors on April 6, 1995 and is currently effective subject to Shareholder approval within twelve months. A copy of the Plan is attached hereto as Appendix A, and the following summary description is qualified in its entirety by reference to the Plan.

The purposes of the 1995 Plan are to encourage the sense of proprietorship on the part of those key employees who are largely responsible for the continued growth of the Company, to furnish those key employees with further incentive to develop and promote the business and financial success of the Company and to attract and induce key employees to continue in the service of the Company by providing them with the opportunity to accumulate stock in the Company.


Summary of the 1995 Stock Plan

Up to 500,000 shares of the Company's common stock may be issued under the Option Plan. If an Option granted under the Option Plan expires or terminates or is canceled without having been exercised in full, the unpurchased shares subject thereto shall again be available for the granting of Options under the Option Plan. Shares issued under the Option plan may be either authorized but previously unissued shares or shares that have been reacquired and held by the Company as treasury shares. Authority to grant Options under the Option Plan expires on April 5, 2005, and Options thereunder may be granted at any time on or prior to such date.

Options granted under the Option Plan may be either incentive stock Options under Section 422 of the Internal Revenue Code of 1986, as amended ("Incentive Stock Options") and/or Options which are not Incentive Stock Options ("Nonqualified Stock Options" and, together with Incentive stock Options, "Options"). The Option Plan shall be administered by a Committee of the Board of Directors. The Committee shall be comprised of at least two members of the Board each of whom is a "disinterested person" within the meaning of Rule 16b-3 as promulgated under the Securities Exchange Act of 1934, as amended. The Committee will determine from time to time the key employees of the Company and its subsidiaries who shall be granted Options and the number of shares to be subject thereto. The Committee shall, at the time of grant, determine whether an Option is an Incentive Stock Option or Nonqualified Stock Option and, subject to the limitations of the Option Plan, the other terms and conditions of each Option. Each Option will be exercisable to the extent, at the exercise prices, at the times and upon the satisfaction of such conditions as may be provided in the stock option agreement evidencing such Option, but in no event shall an Option become exercisable prior to six months from the date of grant or remain exercisable for more than ten years from the date of the grant. To the extent required by the Internal Revenue Code of 1986, as amended (the "Code"), the aggregate fair market value (determined at the time of the grant) of the shares of common stock with respect to which Incentive Stock Options are exercisable for the first time by an employee during any calendar year shall not exceed $100,000 and Options granted having a fair market value in excess of such amount shall be deemed to be Nonqualified Stock Options. The Option price per share will be determined by the Committee at the time of grant, but in the case of an Incentive Stock Option may not be less than the fair market value of a share of the Company's common stock on the date the Option is granted. The Optionee may pay the Option price in cash, or, in the discretion of the Committee, in shares of common stock of the Company or any other property acceptable to the Committee or the Board, in each case having an aggregate fair market value on the date of payment equal to the Option price.

The Option plan will permit holders of Options, in the discretion of the Committee, to exercise their Options in immediately successive transactions using shares obtained from one exercise to pay the Option price on the next exercise until the Options are exhausted. In this way, Option holders will be able to exercise their Options without a significant cash payment, making it easier for them to exercise their Options in full. At the conclusion of such transactions, the additional shares held by an Option holder are equal in value to the excess of the fair market value of the shares subject to the Option over the total exercise price for such shares. Payment of the Option price in shares does not result in any increase in the compensation that an Option otherwise provides, because the shares surrendered by an Option holder must have a market value equal to the Option price.

Subject to the total number of shares available for grants under the Option Plan, there is no minimum or maximum limit on the number of shares for which Options may be granted to any one employee at any time.

All key employees of the Company and its subsidiaries, including officers and directors who are employees, may be granted Incentive Stock Options under the Option Plan. However, an Incentive Stock Option may not be granted to an employee who, at the time the Option is granted, owns stock representing more than ten percent of the total combined voting power of all classes of stock of the Company, unless the Option price is at least 110 percent of the fair market value (at the time the Option is granted) of the stock subject to Option, and the Option by its terms is not exercisable more than five years from the date of grant. Nonqualified Stock Options may be granted to all key employees, officers and directors of the Company and its subsidiaries.

All rights to purchase shares under Options granted under the Option Plan will cease to accrue upon the death or termination of employment of the Optionee to whom an Option is granted. In the case of the termination of such Optionee's employment with the Company or any subsidiary for any reason other than death, any accrued rights not then exercised (but not installments that have not yet vested) shall be exercisable until, and all such employee's Options shall terminate upon, the earlier of three months from the date of termination of employment or the Option's specified expiration date. In the case of termination by reason of disability within the meaning of Section 22(e)(3) of the Code, Options shall terminate the earlier of one year from the date of termination or the Option's specified expiration date. In the case of termination by reason of retirement within the meaning of Section 22(e)(3) of the Code, Nonqualified Stock Options granted under the Option Plan shall terminate the earlier of one year from the date of termination or the Option's specified expiration date. In case of the death of such Optionee, any accrued rights not then exercised (but not installments which have not yet vested) shall become exercisable by the estate, personal representative or beneficiary who acquires such Optionee's Option by will or by the laws of descent and distribution, at any time prior to the earlier of the Option's specified expiration date or the first anniversary of the Optionee's death. On the earlier of such dates, the Option shall terminate. No Option granted under the Option Plan shall be assignable or transferable except by will or by the laws of descent and distribution to the extent described above. During the life of the employee, each of his or her Options may be exercised only by the employee.

The Committee may, with the consent of the Optionee, grant a replacement Option which may be exercisable at a lower Option price. Such Option price may not be less than the fair market value of the stock subject to the replacement Option at the time of substitution in the case of replacement Incentive Stock Options. The Option plan provides that, in the event of any stock dividend, stock split or share combination of the Company's common stock, any recapitalization, reorganization or similar transactions, the Committee shall make appropriate adjustments in the number of shares subject to each outstanding Option and the Option price with respect thereto and the aggregate number of shares that may be issued under the Option Plan. In the event of Shareholder approval of any merger, consolidation or reorganization as a result of which the Company will not survive as a publicly-owned corporation, then, absent the assumption of the Options by the successor entity or the parent of such entity, all Options will terminate and the holder of each Option shall be entitled to receive an amount in cash equal to the excess of the fair market value of the shares exercisable on the date immediately preceding the date of Shareholder approval and the total exercise price for such shares.

The Committee may grant any holder of an Option the right to elect, in lieu of purchasing shares of common stock as to which the Option is then exercisable, to surrender the Option to any or all of such shares and to receive in exchange a payment from the Company having a value equal to the difference between the total exercise price of such shares under such Option and the total fair market value of such shares on the date of such election. Payment, in the sole discretion of the Committee, may be made entirely in cash, shares of common stock or a combination of cash and shares of common stock. Upon election by the Optionee to receive such payment such Option shall be correspondingly reduced by the number of shares of common stock as to which such election shall have been made.

The Board of Directors or the Shareholders of the Company may terminate the Option Plan or amend it in any respect at any time, except that (a) no action of the Board or the Shareholders may alter or impair an employee's rights under any outstanding Option without his or her consent, and (b) without the approval of the Company's Shareholders, the total number of shares that may be issued under the Option Plan may not be increased (except pursuant to the adjustments referred to above), the eligibility provisions may not be modified, and the benefits accruing to participants under the Option Plan may not be materially increased.


Federal Tax Consequences

The following is a summary of the Federal income tax treatment of the Incentive Stock Options, Nonqualified Stock Options and Stock Appreciation Rights that may be granted under the Plan based upon the current provisions of the Code and regulations promulgated thereunder.

Nonqualified Stock Options. A Nonqualified Stock Option generally will not result in any taxable income to the Option holder at the time it is granted. In general, the holder of a Nonqualified Stock Option will realize ordinary income, at the time of exercise of the Option, in an amount measured by the excess of the fair market value of the Optioned shares (at the time of the exercise) over the Option price. The Company will be entitled to a tax deduction at that time in the amount of the ordinary income which the Option holder recognizes. The Option holder's basis in such shares will be the fair market value on the date exercised, and the long-term or short-term capital gain or loss, depending on the holding period of the shares, will be recognized in the year of the sale.

Withholding of federal taxes at applicable rates will be required in connection with ordinary income realized by an Option holder upon exercise of Nonqualified Stock Options under the Plan. Grantees may pay withholding taxes by means of contributing shares of the Company's common stock previously acquired or by deducting shares of common stock from the amount to be received upon the exercise of an Option in accordance with the procedures adopted by the Committee.

Incentive Stock Options. Incentive Stock Options under the Plan are intended to meet the requirements of Section 422 of the Code. An Incentive Stock Option will not result in any taxable income to the Option holder when it is granted or exercised. However, the excess of the fair market value of the shares of common stock acquired on the date of exercise over the exercise price will be an item of adjustment for alternative minimum tax purposes. To obtain the special tax treatment applicable to an Incentive Stock Option, the Option must be exercised within three months after the Option holder ceases to be an employee (one year if the Option holder is disabled) unless the Option holder has died. If the Optioned stock is held more than 2 years from the grant of the Option and more than 1 year after the transfer of the stock to the Option holder upon exercise of the Option, any gain realized over the price paid for the stock will ordinarily be treated as a long-term capital gain (presently a maximum of 28%) and any loss will ordinarily be treated as a long-term capital loss, in the year of the sale.

If common stock is acquired upon the exercise of an Incentive Stock Option is not held for the required holding periods, a "disqualifying disposition" results, at which time the participant is deemed to have received an amount of ordinary income equal to the lesser of (a) the excess of the fair market value of the common stock on the date of exercise over the exercise price, or (b) the excess of the amount realized on the disposition of the shares over the exercise price. If the amount realized on the "disqualifying disposition" of the common stock exceeds the fair market value on the date of exercise, the gain in excess of the ordinary income portion will be treated as capital gain. Any loss on the disposition of common stock acquired through the exercise of an Incentive Stock Option is a capital loss.

No income tax deduction will be allowed to the Company with respect to shares of common stock purchased by an Option holder through the exercise of an Incentive Stock Option, provided there is no "disqualifying disposition" as described above. In the event of a "disqualifying disposition", the Company is entitled to a tax deduction equal to the amount of ordinary income recognized by the Option holder.

Stock Appreciation Rights. The grant of a Stock Appreciation Right will not result in tax consequences to the Company or to the Option holder. An Option holder who exercises a Stock Appreciation Right will realize compensation taxable as ordinary income in an amount equal to the cash or the fair market value of the shares received on the date of exercise, and the Company will be entitled to a deduction in the same amount. If an employee allows a Stock Appreciation Right to expire, otherwise than as a result of exercising the related Option, the Internal Revenue Service may contend that the employee will have taxable income in the year of expiration equal to the amount of cash or the fair market value of stock which he or she would have received if he or she had exercised his or her Stock Appreciation Right immediately before it expired. In addition, under Treasury Regulations governing Incentive Stock Option's, a Stock Appreciation Right with respect to an Incentive Stock Option must be granted at the same time the Incentive Stock Option is granted in order to ensure that the Incentive Stock Option remains qualified as such.


The Board of Directors recommends a vote FOR the approval of the 1995 Stock Option Plan. Proxies solicited by the Board of Directors will be so voted unless Shareholders specify otherwise in their proxies.

          PROPOSAL TO RATIFY THE SELECTION OF INDEPENDENT ACCOUNTANTS

On the recommendation of the Audit Committee, the Board of Directors has selected Price Waterhouse LLP as the independent accountants to examine the financial statements of the Company and its subsidiaries for the year 1994. Price Waterhouse LLP has been employed to perform this function for the Company since fiscal 1980.

One or more representatives of Price Waterhouse LLP will be present at the Annual Meeting, will have an opportunity to make a statement if they so desire and will be available to respond to appropriate questions.

Although this appointment is not required to be submitted to a vote of the Shareholders, the Board believes it is appropriate as a matter of policy to request that the Shareholders ratify the appointment. If the Shareholders do not ratify the appointment, the Audit Committee will investigate the reasons for Shareholder rejection and the Board will reconsider the appointment.


The Board of Directors recommends a vote FOR the proposal to ratify the selection of Price Waterhouse LLP. Proxies solicited by the Board of Directors will be so voted unless Shareholders specify otherwise in their proxies.



                                 OTHER MATTERS

Other than the foregoing, the Board of Directors knows of no matters which will be presented at the Annual Meeting for action by Shareholders. However, if any other matters properly come before the Meeting, or any adjournment thereof, the persons acting by authorization of the proxies will vote thereon in accordance with their best judgment.



                 SHAREHOLDER PROPOSALS FOR 1996 ANNUAL MEETING

Proposals of Shareholders intended to be presented at the 1996 Annual Meeting must be received by the Company on or before December 26, 1995 to be considered for inclusion in the 1996 Proxy Statement and proxy relating to that meeting. The Company recommends that all proposals be submitted by Certified Mail - Return Receipt Requested.

                                              By Order of the Board of Directors

                                              Gregory T. Cortese
                                              Secretary
April 26, 1995

                                                                      APPENDIX A


                           PAR TECHNOLOGY CORPORATION

                             1995 STOCK OPTION PLAN



                                   ARTICLE I

                                    PURPOSE

         The 1995 Stock Option Plan (the "Plan") of PAR Technology Corporation (the "Company") is intended (a) to encourage the sense of proprietorship on the part of those key employees who are or will be largely responsible for the continued growth of the Company and its subsidiaries (as such term is defined in section 424(f) of the Internal Revenue Code of 1986, as amended (the "Code"), a "Subsidiary"); (b) to furnish such key employees with further incentive to develop and promote the business and financial success of the Company and its Subsidiaries, and (c) to attract and induce such key employees to continue in the service of the Company and its Subsidiaries, by providing a means whereby such key employees of the Company and its Subsidiaries may be given an opportunity to purchase the Company's common stock, par value $.02 per share ("Common Stock") pursuant to options ("Options") granted under the Plan which are intended to be either "Incentive Stock Options" ("Incentive Stock Options") under section 422 of the Code or options which are not Incentive Stock Options ("Nonqualified Stock Options").


                                   ARTICLE II

                                 ADMINISTRATION

         2.1 Administrative Body. The Plan shall be administered by a Committee (the "Committee") of the Board of Directors of the Company (the "Board"). The Committee shall be comprised of at least two members of the Board each of whom is a "disinterested person" within the meaning of Rule 16b-3 as promulgated under the Securities Exchange Act of 1934, as amended (the "Act").

         2.2 Authority. The Committee shall have authority, subject to the terms of the Plan: to determine the employees to whom Options may be granted, the type of option to be granted, the number of shares of Common Stock to be covered by each Option, the purchase price per share of Common Stock covered by each Option, the time or times at which Options may be granted and exercised, and the terms and provisions of the instruments by which Options shall be evidenced; with the consent of employees to whom Options have been granted, to grant in substitution for outstanding Options replacement Options, which may be at a lower purchase price (but, in the case of Incentive Stock Options at a purchase price not less than fair market value of the Common Stock subject to the replacement Option at the time of substitution), and to cancel replaced Options; to interpret the Plan; to establish guidelines for administering the Plan; and to make all determinations necessary or advisable, in its sole discretion, for the administration of the Plan. At all meetings of the Committee the presence of a majority of the members shall constitute a quorum for the transaction of business and the vote of a majority of the members present shall be the act of the Committee. Members of the Committee may participate in a meeting of the Committee by means of conference telephone or similar communications equipment by means of which all persons participating in the meeting can hear each other, and participation in such a meeting shall constitute presence in person at such meeting.

         Any action required or permitted to be taken at any meeting of the Committee may be taken without a meeting, without prior notice and without a vote, if all of its members consent in writing to the action, and such writing is filed with the records of proceedings of the Committee.


                                  ARTICLE III

                                  ELIGIBILITY

         Key employees and all officers and directors of the Company or any of its Subsidiaries shall be eligible to participate in the Plan provided however that Incentive Stock Options shall not be granted to officers and directors who are not employees. The granting of any Option to any person under the Plan shall neither entitle such person to, nor disqualify such person from, participating in any other grant of Options or in any other incentive plan of the Company.


                                   ARTICLE IV

                                     STOCK

         Subject to adjustment as provided in Article VII, the total number of shares of Common Stock which may be issued under the Plan upon the exercise of Options and stock appreciation rights provided pursuant to the Plan shall not exceed 500,000 shares. Shares of Common Stock covered by Options that expire, terminate (other than by reason of the exercise of stock appreciation rights as provided in section 6.9), or are canceled without having been exercised shall become available for future grants under the Plan. Upon the exercise of Options, the Company may either issue unissued shares of Common Stock or transfer shares of Common Stock held in its treasury.


                                   ARTICLE V

                              GRANTING OF OPTIONS

         Options may be granted under the Plan at any time on or prior to April 5, 2005. The date of grant of an Option under the Plan will be the date on which the Option is awarded by the Committee, unless a later date is specified by the Committee at the time of the award.


                                   ARTICLE VI

                        TERMS AND CONDITIONS OF OPTIONS

         Options shall be evidenced by stock option agreements in such form or forms as the Committee may from time to time approve. Such stock option agreements shall conform to the following terms and conditions:

         6.1 Option Price. The option price per share shall be determined by the Committee provided that in the case of an Incentive Stock Option, the option price per share shall not be less than the fair market value (determined in good faith by the Committee, subject to compliance with the principles, if any, enunciated by the Internal Revenue Service with respect to the determination of the fair market value of stock subject to grants of Incentive Stock Options) of a share of Common Stock on the date of grant, and provided further that in the case of an Incentive Stock Option granted to an employee who owns more than ten percent of the total combined voting power of all classes of stock of the Company or of any parent or Subsidiary, such price per share shall not be less than 110% of the fair market value of the Common Stock on the date of grant. Notwithstanding the foregoing sentence, in no event shall the option price be less than the par value of a share of Common Stock.

         6.2 Term of Options. Each Option shall expire on the tenth anniversary of the date of its grant, or on such earlier date as may be specified in the stock option agreement evidencing such option; provided, however that in the case of an Incentive Stock Option granted to an employee who owns more than 10% of the total combined voting power of all classes of stock of the Company or of any parent or subsidiary corporation, the term may be no more than five years from the date of grant.

         6.3 Exercisability. Subject to Article VIII, each Option shall become exercisable in one or more installments on the date or dates (no earlier than six months after the date of its grant) and upon satisfaction of such conditions as may be specified in the stock option agreement evidencing such Option. Notwithstanding the foregoing, to the extent required by the Code, the aggregate fair market value (determined as of the date of grant) of the shares of Common Stock with respect to which Incentive Stock Options are exercisable for the first time by an employee during any calendar year (under all plans of the Company or any Subsidiary) shall not exceed $100,000 and Options granted having a fair market value in excess of such amount shall be deemed to be Nonqualified Stock Options. Once an Option becomes exercisable with respect to a portion of the shares subject thereto, it shall remain exercisable with respect thereto until expiration or termination of such Option. An Option may be exercised from time to time, in whole or in part, up to the total number of shares with respect to which it is then exercisable. Notwithstanding any other provision hereof, no Incentive Stock Option granted hereunder will be exercisable following the tenth anniversary of the date of grant.

         6.4 Payments. Upon exercise, the option price shall be paid in cash or, in the discretion of the Committee, in shares of Common Stock, or any other property acceptable to the Committee, or any combination of cash, shares of Common Stock and such property, in each case having an aggregate fair market value on the date of payment equal to such option price.

         6.5 Termination of Employment. If the holder of an Option ceases, other than by reason of death, to be employed by the Company or any Subsidiary, such Option may be exercised to the extent of the number of shares of Common Stock with respect to which such holder could have exercised such Option on the date employment terminates, provided, however that such Option shall terminate on the earlier of (a) such Option's specified expiration date and (b) the date three months from the date of termination of such employment, provided that in the case of termination of employment by reason of normal or early retirement or disability (within the meaning of section 22(e)(3) of the Code), the applicable portion of a Nonqualified Stock Option granted hereunder shall remain exercisable until the first anniversary of termination of employment or, if earlier, the date of expiration of such Option, and provided further that in the case of termination of employment by reason of disability (within the meaning of section 22(e)(3) of the Code), the applicable portion of an Incentive Stock Option shall remain exercisable until the first anniversary of termination of employment or, if earlier, the date of expiration of such Option (or in any such case such earlier date as may be specified in the stock option agreement evidencing such Option). The Plan shall not be construed as creating any contract of employment or otherwise conferring upon any employee any legal right to continuation of employment, nor as limiting or qualifying the right of the Company or any Subsidiary to discharge any of its employees without regard to the effect that such discharge might have upon such employee's rights under the Plan.

         6.6 Death. If the holder of an Option dies, such Option may be exercised, to the extent of the number of shares of Common Stock with respect to which such holder could have exercised such Option on the date of death, by such holder's estate, personal representative or beneficiary who acquires such Option by will or by the laws of descent and distribution at any time prior to the earlier of such Option's specified expiration date and the first anniversary of such holder's death. On the earlier of such dates, the Option shall terminate.

         6.7 Assignability. No Option may be assigned, transferred or hypothecated by the employee who is the holder thereof, except by will or by the laws of descent and distribution, and during the lifetime of any such holder of an Option, such Option may be exercised only by such holder. At the request of the holder of an Option, shares of Common Stock purchased upon the exercise of such Option, or received on exercise of stock appreciation rights may be issued in or transferred into the name of such holder and another person, jointly with the right of survivorship.

         6.8 Withholding. The Company's obligation to deliver shares of Common Stock or make any payment upon the exercise of any option or stock appreciation right shall be subject to applicable federal, state and local tax withholding requirements.

         6.9 Stock Appreciation Right. In the sole discretion of the Committee, any employee who is the holder of an Option may be granted the right to elect (subject to any limitations expressly made applicable to rights contained in this section 6.9 and contained in the stock option agreement evidencing such Option), at any time in lieu of purchasing shares of Common Stock as to which such Option is then exercisable, to surrender such Option with respect to any or all of such shares, and to receive a payment from the Company having a value equal to the amount by which (a) the fair market value of a share of Common Stock on the date of such election, multiplied by the number of shares of Common Stock as to which the holder shall have made such election, exceeds (b) the total purchase price for such number of shares of Common Stock under such Option. An option holder who makes such an election shall receive payment in the sole discretion of the Committee, entirely in cash, entirely in shares of Common Stock or in a combination of cash and shares of Common Stock in such proportion as the Committee may determine. Any shares of Common Stock delivered pursuant to the immediately preceding sentence shall be valued at their fair market value on the date of such election. An election to exercise the rights provided by this section 6.9 shall be made by written notice addressed to the Committee. Upon election by the holder of an Option to receive a payment under this section 6.9, such Option shall thereafter remain exercisable, according to its terms, only with respect to the number of shares of Common Stock as to which it would otherwise be exercisable less the number of shares of Common Stock as to which such election shall have been made.

         6.10 Other Terms. Stock option agreements evidencing options may contain such other provisions, not inconsistent with the Plan, as the Committee deems advisable.

         6.11 Incentive Stock Options. Notwithstanding anything in the Plan to the contrary, no term of this Plan relating to Incentive Stock Options shall be interpreted, amended or altered, nor shall any discretion or authority granted under the Plan be so exercised, so as to disqualify the Plan under section 422 of the Code, or, without the consent of any employee affected thereby, to disqualify, or cause the modification of, any Incentive Stock Option under section 422 or 424 of the Code, respectively.


                                  ARTICLE VII

                              CAPITAL ADJUSTMENTS

         Except as otherwise provided in any stock option agreement, in the event of any change in the number of outstanding shares of Common Stock by reason of any stock dividend, stock split, combination or exchange of shares, recapitalization, reclassification, merger, consolidation, spin-off, reorganization or other similar transaction, the Committee shall make appropriate adjustments in the number and option price of shares of Common Stock covered by each Option outstanding on the date of such transaction (by means of a grant of a substitute Option or an additional Option or otherwise), and in the total number of shares of Common Stock that may be issued under the Plan.


                                  ARTICLE VIII

                               CHANGE OF CONTROL

         Upon the approval by the requisite vote of the Shareholders of the Company of any merger, consolidation or reorganization, as a result of which the Company will not survive as a publicly-owned corporation, then, subject to the next sentence, all Options shall terminate and the holder of each Option shall be entitled to receive, in respect thereof, an amount in cash equal to the product (i) the difference between (x) the fair market value of a share of Common Stock on the date immediately preceding the date of such Shareholder approval and (y) the exercise price of such Option, multiplied by (ii) the number of shares in respect of which such Option is then exercisable.
Notwithstanding the foregoing sentence, if the Options are assumed by the successor entity formed by such consolidation or into which the Company is merged, or the parent of the entity into which the Company is merged or which merges into the Company, the Options shall not terminate as provided in this
Article VIII, but each Option shall become an option pertaining to the securities or other property to which the holder of the number of shares of Common Stock to which such Option pertains would have been entitled to receive in connection with such merger, consolidation or reorganization.


                                   ARTICLE IX

                                 MISCELLANEOUS

         9.1 Adoption. The Plan shall become effective as of the date of its adoption by the Board, subject to approval within twelve months thereafter by the holders of a majority of the shares of Common Stock of the Company present or represented and entitled to vote at a meeting of Shareholders or by the written consent of the holders of a majority of the shares of Common Stock of the Company entitled to vote. Prior to such Shareholder approval, Options may be granted under the Plan, but any such Option by its terms shall not be exercisable prior to such approval. If the Plan is not approved by the Shareholders of the Company within such twelve-month period, the Plan shall terminate, and all Options theretofore granted under the Plan shall terminate and become null and void.

         9.2 Amendment or Termination. The Board may terminate or amend the Plan in any respect at any time, except that without Shareholder approval (i) the total number of shares that may be issued under the Plan may not be increased (other than by adjustment pursuant to Article VII), (ii) the provisions of
Article III regarding eligibility may not be modified and (iii) the benefits accruing to participants under the Plan may not be materially increased. No action of the Board, Committee or the stockholders of the Company may, without the consent of the holder of an Option, alter or impair such holder's rights under any Option previously granted.

         9.3 Number and Gender. Where from the context it appears appropriate, each term used in this Plan in either the singular or the plural shall include the singular and the plural, and pronouns stated in either the masculine, feminine or neuter gender shall include the masculine, feminine and neuter.

         9.4 Captions. Captions of the Plan are inserted for convenience of reference only, and the Plan is not to be construed by interpretation thereof.

         9.5 Applicable Law. This Plan shall be interpreted, construed and administered in accordance with the laws of the State of Delaware.

                                     PROXY
                           PAR TECHNOLOGY CORPORATION
              PROXY FOR ANNUAL MEETING OF SHAREHOLDERS TO BE HELD
                                  May 23, 1995
          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned  shareholder of PAR TECHNOLOGY  CORPORATION hereby appoints JOHN
W. SAMMON, JR., CHARLES A. CONSTANTINO and J. WHITNEY HANEY or any one of them, jointly or severally, proxies with full power of substitution, to vote all shares of Common Stock of the Company which the undersigned is entitled to vote at the 1995 Annual Meeting of Shareholders to be held May 23, 1995 at 4:00 PM, Local Time, and at any adjournment thereof, for the election of Directors and upon the proposals set forth and more particularly described in the accompanying Notice of Annual Meeting and Proxy Statement and upon such other matters that may properly come before the meeting. The undersigned hereby instructs said proxies to vote as follows:

The Board of Directors recommends a vote FOR Items 1, 2 and 3.

1. ELECTION OF DIRECTORS

   Nominees: Dr. John W. Sammon, Jr.
             Charles A. Constantino

   [ ] FOR ALL   [ ] WITHHOLD FOR ALL   [ ] FOR ALL EXCEPT

INSTRUCTION: To withhold authority to vote for any individual nominee, mark "FOR ALL EXCEPT" and write the name of the nominee on the line below.

________________________________________________________________________________

2. PROPOSAL TO APPROVE THE PAR TECHNOLOGY CORPORATION 1995 STOCK OPTION PLAN.

   [ ] FOR      [ ] AGAINST      [ ] ABSTAIN


3. PROPOSAL TO RATIFY SELECTION OF PRICE WATERHOUSE LLP AS THE INDEPENDENT ACCOUNTANTS FOR THE COMPANY.

   [ ] FOR      [ ] AGAINST      [ ] ABSTAIN

UNLESS OTHERWISE INSTRUCTED ABOVE, THE SHARES REPRESENTED HEREBY WILL BE VOTED IN ACCORDANCE WITH THE RECOMMENDATIONS OF THE BOARD OF DIRECTORS SET FORTH ABOVE.

I plan to attend the Annual Meeting   [ ]

Please be sure to sign and date this Proxy in the spaces provided.


________________________________________________________________________________
Date


________________________________________________________________________________
Stockholder sign above                   Co-holder (if any) sign above


If signing as attorney, executor, administrator, trustee or guardian, please give full title as such and if signing for a corporation, please give your title. When shares are in the name of more than one person, each should sign the proxy.

   Detach above card, sign, date and mail in postage paid envelope provided.

                           PAR TECHNOLOGY CORPORATION

                              PLEASE ACT PROMPTLY
                    SIGN, DATE & MAIL YOUR PROXY CARD TODAY